[logo] M F S(SM)                                                  ANNUAL REPORT
INVESTMENT MANAGEMENT                                            FOR YEAR ENDED
                                                              DECEMBER 31, 1996
MFS(R) EMERGING GROWTH SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST


[Graphic Omitted]

MFS(R) EMERGING GROWTH SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST

TRUSTEES                                                            INVESTMENT ADVISER
A. Keith Brodkin*                                                   Massachusetts Financial Services Company
Chairman and President                                              500 Boylston Street
                                                                    Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises                                        DISTRIBUTOR
(diversified holding company)                                       MFS Fund Distributors, Inc.
                                                                    500 Boylston Street
William R. Gutow                                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company                            SHAREHOLDER SERVICE CENTER
(Blockbuster Video Franchise)                                       MFS Service Center, Inc.
                                                                    P.O. Box 1400
PORTFOLIO MANAGERS                                                  Boston, MA 02107-9906
John W. Ballen*
Toni Y. Shimura*                                                    For additional information,
                                                                    contact your financial adviser.
TREASURER
W. Thomas London*                                                   CUSTODIAN
                                                                    Investors Bank & Trust Company
ASSISTANT TREASURER
James O. Yost*                                                      AUDITORS
                                                                    Deloitte & Touche LLP
SECRETARY
Stephen E. Cavan*                                                   WORLD WIDE WEB
                                                                    www.mfs.com
ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

Dear Contract Owner:
The pattern of slow but sustainable growth seen in most of the world in 1996 seems likely to continue in 1997. While it looks as if U.S. growth in 1997 will slow modestly relative to 1996, there is evidence that Europe and, to a lesser degree, Japan are continuing their recoveries from recession. At the same time, companies in many emerging markets are reporting robust increases in earnings as these markets benefit from higher-than-average economic growth and market reforms, which should continue to provide more opportunities for development and trade.

    After more than six years of expansion, the U.S. economy appears headed toward another year of at least moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high levels of consumer debt and their attendant rise in personal bankruptcies, as well as in the modestly disappointing levels of holiday sales. Also, the ongoing tightness in labor markets, and price rises in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

    We continue to urge U.S. equity investors to lower their expectations for 1997 and to point out that the impressive gains of the past two years are not sustainable. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and an acceleration of inflation could negatively affect the stock market in 1997. However, to the extent that some slowdown in earnings means that the economy is not overheating, this may be beneficial for the equity market in the long run. Also, we believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain reasonably positive about the long-term viability of the equity market.

    In U.S. bond markets, conflicting signals over the strength of the economy have created near-term volatility. Even comments by Federal Reserve Chairman Alan Greenspan late in 1996 created some uncertainty over the Federal Reserve Board's next move. We expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in the labor market and rising energy prices mean that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

    Internationally, the environment of moderate growth, benign inflation, and fairly steady interest rates is also providing support for investment markets and should help support valuation levels in the coming year. Throughout the world, the key to stock market performance in 1997 will be corporate earnings growth. While U.S. earnings growth is slowing but still expected to be fairly healthy, we anticipate that a number of European countries will see an acceleration in earnings growth and improved valuations in 1997. Despite this environment, many European countries trade at discounts to the United States. In particular, we see opportunities in some of the multinationals and businesses with the ability to generate steady earnings growth. In Japan, a recovery appears to be taking place, but at a very modest rate, with valuations still at high levels. In the emerging markets, the long-term economic growth story remains intact and, although selectivity is even more important in these markets, more companies are benefiting from this growth and trading at below-average global valuations.

    Comments from the portfolio managers of the Series are presented below. We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/A. Keith Brodkin           /s/John W. Ballen          /s/Toni Y. Shimura
   A. Keith Brodkin              John W. Ballen             Toni Y. Shimura
   Chairman and President        Portfolio Manager          Portfolio Manager

January 16, 1997


MFS EMERGING GROWTH SERIES

For the 12 months ended December 31, 1996, the Series provided a total return of 17.02%. This compares to a 16.35% return for the Russell 2000 Total Return Index (the Russell 2000) and a 22.64% return for the Standard & Poor's 500 Composite Index (the S&P 500) for the same period. The Russell 2000 is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled companies' common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ. The S&P 500 is an unmanaged index of common stock performance. It is not possible to invest in an index. Although the Series' performance benefited from the strong stock price appreciation of many of its holdings in the technology and consumer sectors, the overall stock market in 1996 was dominated by the larger capitalization issues as represented by the Dow Jones Industrial Average and the S&P 500. However, the Series' performance compared favorably to the Russell 2000 as investors rewarded the earnings growth of many of the companies owned by the Series.

    Generally, the business and economic environment was benign. Modest economic growth coupled with productivity gains by corporate America provided a favorable environment. However, semiconductor issues performed poorly as inventory surpluses hurt sales. Health maintenance organizations (HMOs) also performed weakly as companies underestimated health care costs and set their prices too low. This poor performance spilled over into the first half of the year for the entire technology and health care sectors -- the larger components of the portfolio. Also, many smaller companies underperformed most of the year. With a very strong market, investors ignored the strong earnings growth of the smaller companies and bid up prices of the larger companies instead. Earnings results for the smaller companies within the Series generally remained strong all year.

    The performance of the Series' largest sector, technology stocks, reflects the restructuring occurring throughout corporate America, which has improved productivity. Much of this restructuring has been made possible by technology companies, especially software and networking companies, that are helping their corporate customers reduce costs. Oracle Systems, a database and applications provider, BMC Software, Computer Associates, and Compuware have all performed well.

    At the same time, consumer service companies such as HFS, Inc. have also helped the Series' performance. HFS has acquired companies in the hotel, real estate, and car rental businesses and produced over 30% internal growth from revenue opportunities and cost savings. Supplementing this internal growth has been what we believe is the best acquisition team thus far during the 1990s. Several acquisitions greatly increased HFS' earnings growth rate in 1996. While the stock has outperformed the market, its valuation has lagged its earnings growth rate, making it attractively priced.

    One sector that did not perform as well as expected is health care. HMOs set their prices too low to ensure revenues in 1996. United Healthcare, Healthsource, and MidAtlantic Medical all underperformed. We are, however, optimistic that these companies will benefit from price increases implemented in 1997.

    Looking ahead, we see a continuation of the slow economic growth that the United States has been experiencing for the last few years. Although this has been a slow-growing economy, it has been great for corporate earnings as restructurings have lowered corporate costs and improved margins. Many of the smaller companies, having lower costs, can thereby capitalize on this trend. We believe technology and outsourcing companies, which are large holdings for the Series, can continue to benefit from these developments.

PORTFOLIO MANAGERS' PROFILES

John Ballen began his career at Massachusetts Financial Services (MFS) as an industry specialist in 1984. A graduate of Harvard College, the University of New South Wales, and the Stanford University Graduate School of Business Administration, he was promoted to Investment Officer in 1986, Vice President
- Investments in 1987, Director of Research in 1988, and Senior Vice President in 1990. In 1993, he became Director of Equity Portfolio Management and in 1995 he became Chief Equity Officer. He has managed MFS Emerging Growth Series since its inception in 1995.

Toni Y. Shimura joined the MFS Research Department in 1987. A graduate of Wellesley College and of Massachusetts Institute of Technology's Sloan School of Management, she was promoted to Investment Officer in 1990, Assistant Vice President - Investments in 1991, and Vice President - Investments in 1992. She has managed MFS Emerging Growth Series since 1995.

DIVIDENDS-RECEIVED DEDUCTION

The MFS Emerging Growth Series has designated $90,363 as a long-term capital gain.

For the year ended December 31, 1996, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 2.63%.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS Emerging Growth Series shares in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from August 1, 1995 to December 31, 1996)

               MFS                             Consumer
               Emerging         S&P 500        Price
               Growth           Composite      Index -        Russell
Date           Series           Index          U.S.           2000
----           -------          ---------      --------       -------
 8/95          10000.0          10000.0        10000.0        10000.0
12/95          11740.0          11063.0        10059.0        10614.0
 3/96          12543.0          11659.0        10198.0        11156.0
 6/96          13510.0          12177.0        10272.0        11714.0
 9/96          13973.0          12548.0        10348.0        11754.0
12/96          13739.0          13591.0        10420.0        12365.0


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1996

                                              1 Year                 Life+
---------------------------------------------------------------------------
MFS Emerging Growth Series                   +17.02%              +24.67%
---------------------------------------------------------------------------
Russell 2000 Total Return Index++            +16.35%              +16.14%
---------------------------------------------------------------------------
Standard & Poor's 500 Composite Index++      +22.64%              +24.13%
---------------------------------------------------------------------------
Consumer Price Index*++                      + 3.56%              + 2.80%
---------------------------------------------------------------------------
 +For the period from the commencement of investment operations, July 24, 1995 to December 31, 1996.
 *The Consumer Price Index is a popular measure of change in prices.
++Source: CDA/Wiesenberger. Benchmark comparisons begin on 8/1/96.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the product's annual report for performance that reflects the fees and charges imposed by insurance company separate accounts.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Series results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 1996

Stocks - 91.7%
-----------------------------------------------------------------------------
Issuer                                                   Shares         Value
-----------------------------------------------------------------------------
U.S. Stocks - 86.9%
  Apparel and Textiles - 0.1%
    Nine West Group, Inc.*                                2,700  $    125,213
-----------------------------------------------------------------------------
  Automotive
    APS Holding Corp., "A"*                               2,000  $     31,000
-----------------------------------------------------------------------------
  Business Machines - 2.5%
    Affiliated Computer Co.*                             32,400  $    963,900
    Sun Microsystems, Inc.*                              62,900     1,615,744
                                                                 ------------
                                                                 $  2,579,644
-----------------------------------------------------------------------------
  Business Services - 11.8%
    ADT, Ltd.*                                           37,800  $    864,675
    Accustaff, Inc.*                                     49,400     1,043,575
    Alco Standard Corp.                                   9,400       485,275
    CUC International, Inc.                              55,000     1,306,250
    Computer Sciences, Inc.*                             11,000       903,375
    DST Systems, Inc.*                                   28,300       887,912
    Employee Solutions, Inc.*                            27,600       565,800
    Equity Corporation International*                     2,100        42,000
    Forrester Research, Inc.*                               400        10,300
    International Network Services*                         200         6,038
    Learning Tree International, Inc.*                   76,600     2,259,700
    Loewen Group, Inc.                                    9,600       375,600
    Nu Skin Asia, Inc., "A"*                                500        15,438
    Sabre Group Holdings, Inc.*                           3,900       108,712
    Superior Consultant Holdings Corp.*                     800        19,800
    Technology Solutions Co.*                            73,650     3,056,475
    Thermo Fibergen, Inc.*                                6,200        65,100
    Transaction System Architects, Inc., "A"*            11,300       375,725
                                                                 ------------
                                                                 $ 12,391,750
-----------------------------------------------------------------------------
  Chemicals - 0.3%
    Betzdearborn, Inc.                                    5,000  $    292,500
-----------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.6%
    Autodesk, Inc.                                          285  $      7,980
    First Data Corp.                                     39,600     1,445,400
    Microsoft Corp.*                                     27,550     2,276,319
    Spectrum Holobyte Industries, Inc.*                   1,000         7,500
                                                                 ------------
                                                                 $  3,737,199
-----------------------------------------------------------------------------
  Computer Software - Systems - 21.6%
    Adobe Systems, Inc.                                   2,800  $    104,650
    BMC Software, Inc.*                                 119,600     4,948,450
    Cadence Design Systems, Inc.*                        48,675     1,934,831
    Computer Associates International, Inc.              87,900     4,373,025
    Compuware Corp.*                                     36,700     1,839,588
    Information Management Resources, Inc.*                 500        10,562
    Ingram Micro, Inc., "A"*                              1,400        32,200
    Oracle Systems Corp.*                               135,800     5,669,650
    Parametric Technology Co.*                           27,900     1,433,362
    Sterling Software, Inc.*                             21,500       679,938
    Sybase, Inc.*                                        16,350       272,841
    Synopsys, Inc.*                                      15,600       721,500
    USCS International, Inc.*                             7,900       133,312
    Viasoft, Inc.*                                        5,900       278,775
    Xionics Document Technologies, Inc.*                 19,000       237,500
                                                                 ------------
                                                                 $ 22,670,184
-----------------------------------------------------------------------------
  Construction Services - 0.8%
    Shaw Group Inc.*                                     35,000  $    818,125
-----------------------------------------------------------------------------
  Consumer Goods and Services - 2.8%
    Carson, Inc.*                                        63,600  $    882,450
    Service Corp. International                           3,500        98,000
    Tyco International Ltd.                              37,500     1,982,813
                                                                 ------------
                                                                 $  2,963,263
-----------------------------------------------------------------------------
  Electronics - 7.5%
    Actel Corp.*                                          9,000  $    213,750
    Altera Corp.*                                        25,100     1,824,456
    Analog Devices, Inc.*                                26,200       887,525
    Atmel Corp.*                                         11,700       387,562
    Intel Corp.                                           5,300       693,969
    LSI Logic Corp.*                                     24,300       650,025
    Lattice Semiconductor Corp.*                         15,200       699,200
    Linear Technology Corp.                              18,100       794,138
    Novellus Systems, Inc.*                               1,600        89,200
    Teradyne, Inc.*                                      17,800       433,875
    Ultratech Stepper, Inc.*                              6,200       147,250
    VLSI Technology, Inc.*                               23,700       565,837
    Xilinx, Inc.*                                        14,300       526,419
                                                                 ------------
                                                                 $  7,913,206
-----------------------------------------------------------------------------
  Entertainment - 2.1%
    Cox Radio, Inc., "A"*                                20,700  $    362,250
    Harrah's Entertainment, Inc.*                        19,700       391,537
    Heritage Media Corp., "A"*                           17,100       192,375
    International Speedway Corp., "A"*                      500        10,250
    Jacor Communications, Inc.*                           3,900       106,763
    LIN Television Corp.*                                21,100       891,475
    Sinclair Broadcasting Group, Inc., "A"*               3,500        91,000
    Univision Communications, Inc.*                       4,800       177,600
                                                                 ------------
                                                                 $  2,223,250
-----------------------------------------------------------------------------
  Financial Institutions - 1.8%
    Associates First Capital Corp.*                      13,900  $    613,337
    Dean Witter Discover & Co.                            5,700       377,625
    Franklin Resources, Inc.                              2,000       136,750
    MBNA Corp.                                           18,300       759,450
                                                                 ------------
                                                                 $  1,887,162
-----------------------------------------------------------------------------
  Food and Beverage Products - 0.7%
    Earthgrains Co.                                      13,400  $    700,150
-----------------------------------------------------------------------------
  Machinery - 0.2%
    SI Handling Systems, Inc.                            15,700  $    236,481
-----------------------------------------------------------------------------
  Medical and Health Products - 0.1%
    Ventritex, Inc.*                                      3,900  $     96,038
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 8.6%
    Columbia/HCA Healthcare Corp.                           150  $      6,112
    Foundation Health Corp.*                                200         6,350
    Healthsource, Inc.*                                  15,900       208,688
    Healthsouth Corp.*                                   51,500     1,989,188
    Pacificare Health Systems, Inc., "B"*                20,400     1,739,100
    St. Jude Medical, Inc.*                               8,300       353,787
    United Healthcare Corp.                             103,500     4,657,500
                                                                 ------------
                                                                 $  8,960,725
-----------------------------------------------------------------------------
  Oil Services
    National-Oilwell, Inc.*                                 500  $     15,375
    Offshore Energy Development Corp.*                      100         1,525
                                                                 ------------
                                                                 $     16,900
-----------------------------------------------------------------------------
  Oils - 0.2%
    Barrett Resources Corp.*                              4,200  $    179,025
    Titan Exploration, Inc.*                              2,600        31,200
                                                                 ------------
                                                                 $    210,225
-----------------------------------------------------------------------------
  Pollution Control - 0.8%
    Republic Industries, Inc.*                              200  $      6,237
    USA Waste Services, Inc.*                            26,300       838,312
                                                                 ------------
                                                                 $    844,549
-----------------------------------------------------------------------------
  Printing and Publishing
    Pulitzer Publishing Co.                                   1  $         46
-----------------------------------------------------------------------------
  Railroads - 0.9%
    Kansas City Southern Industries, Inc.                14,600  $    657,000
    Wisconsin Central Transportation Corp.*               7,900       313,038
                                                                 ------------
                                                                 $    970,038
-----------------------------------------------------------------------------
  Restaurants and Lodging - 6.2%
    Applebee's International, Inc.*                      22,100  $    607,750
    HFS, Inc.*                                           92,100     5,502,975
    Promus Hotel Corp.*                                   5,900       174,787
    Renaissance Hotel Group N.V.*                         7,500       176,250
    U.S. Franchise Systems, Inc., "A"*                      500         5,063
                                                                 ------------
                                                                 $  6,466,825
-----------------------------------------------------------------------------
  Stores - 3.0%
    BT Office Products International, Inc.*               1,700  $     15,087
    Corporate Express, Inc.*                             26,400       777,150
    General Nutrition Cos., Inc.*                        20,600       347,625
    Hollywood Entertainment, Corp.*                       2,300        42,550
    Linens "N" Things, Inc.*                              3,500        68,688
    Mazel Stores, Inc.*                                     300         6,750
    Micro Warehouse, Inc.*                                  800         9,400
    Office Depot, Inc.*                                  20,500       363,875
    Staples, Inc.*                                       85,600     1,546,150
                                                                 ------------
                                                                 $  3,177,275
-----------------------------------------------------------------------------
  Telecommunications - 11.3%
    3Com Corp.*                                          19,100  $  1,401,462
    Bay Networks, Inc.*                                     400         8,350
    Cabletron Systems, Inc.*                             56,400     1,875,300
    Cisco Systems, Inc.*                                 69,500     4,421,938
    Glenayre Technologies, Inc.*                         40,800       879,750
    Lucent Technologies, Inc.                            11,100       513,375
    Tel-Save Holdings, Inc.*                                400        11,600
    Worldcom, Inc.*                                     106,800     2,783,475
                                                                 ------------
                                                                 $ 11,895,250
-----------------------------------------------------------------------------
Total U.S. Stocks                                                $ 91,206,998
-----------------------------------------------------------------------------
Foreign Stocks - 4.8%
  Canada - 0.9%
    BioChem Pharma, Inc. (Medical and Health
      Products)*                                         19,650  $    987,413
-----------------------------------------------------------------------------
  Germany - 1.2%
    SAP AG (Computer Software - Systems)                  8,125  $  1,118,540
    SAP AG, ADR (Computer Software - Systems)##           3,300       152,212
                                                                 ------------
                                                                 $  1,270,752
-----------------------------------------------------------------------------
  Italy - 0.6%
    Fila Holdings S.p.A., ADR (Apparel and Textiles)     10,150  $    589,969
-----------------------------------------------------------------------------
  Netherlands - 0.1%
    Gucci Group N.V. (Apparel and Textiles)*              1,500  $     95,813
-----------------------------------------------------------------------------
  United Kingdom - 2.0%
    Danka Business Systems PLC, ADR (Business
      Services)                                          37,100  $  1,312,412
    Pace Micro Technology PLC (Electronics)*            194,000       764,418
                                                                 ------------
                                                                 $  2,076,830
-----------------------------------------------------------------------------
Total Foreign Stocks                                             $  5,020,777
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $94,818,903)                      $ 96,227,775
-----------------------------------------------------------------------------

Rights
-----------------------------------------------------------------------------
  Thermo Fibergen, Inc. (Business Services)*
    (Identified Cost, $12,234)                            6,200  $     15,500
-----------------------------------------------------------------------------

Warrants - 2.4%
-----------------------------------------------------------------------------
  Intel Corp. (Electronics)* (Identified Cost,
    $1,911,513)                                          26,800  $  2,472,300
-----------------------------------------------------------------------------

Convertible Bond
-----------------------------------------------------------------------------
                                               Principal Amount
                                                  (000 Omitted)
-----------------------------------------------------------------------------
  Ventritex, Inc., 5.75s, 2001 (Medical and Health
    Products) (Identified Cost, $20,000)               $     20  $     30,925
-----------------------------------------------------------------------------

Short-Term Obligations - 18.3%
-----------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp.,
    due 1/06/97 - 1/30/97                              $  7,000  $  6,962,672
  Student Loan Marketing Assn., due 1/02/97              12,210    12,205,760
-----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                  $ 19,168,432
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $115,931,082)                $117,914,932

Other Assets, Less Liabilities - (12.4)%                          (12,958,628)
-----------------------------------------------------------------------------
Net Assets - 100.0%                                              $104,956,304
-----------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
December 31, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $115,931,082)         $117,914,932
  Cash                                                                 6,202
  Receivable for Series shares sold                                1,277,098
  Interest and dividends receivable                                   31,458
  Receivable from investment adviser                                  61,869
  Deferred organization expenses                                       6,546
  Other assets                                                            42
                                                                ------------
      Total assets                                              $119,298,147
                                                                ------------
Liabilities:
  Payable for Series shares reacquired                          $    561,351
  Payable for investments purchased                               13,706,027
  Payable to affiliate for management fee                              6,364
  Accrued expenses and other liabilities                              68,101
                                                                ------------
      Total liabilities                                         $ 14,341,843
                                                                ------------
Net assets                                                      $104,956,304
                                                                ============
Net assets consist of:
  Paid-in capital                                               $103,393,432
  Unrealized appreciation on investments                           1,983,850
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (420,978)
                                                                ------------
      Total                                                     $104,956,304
                                                                ============
Shares of beneficial interest outstanding                        7,928,680
                                                                 =========

Net asset value per share
  (net assets of $104,956,304 / 7,928,680 shares of
  beneficial interest outstanding)                                $13.24
                                                                  ======

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended December 31, 1996
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $  351,048
    Dividends                                                          37,634
    Foreign taxes withheld                                             (1,125)
                                                                   ----------
      Total investment income                                      $  387,557
                                                                   ----------
  Expenses -
    Management fee                                                 $  314,262
    Trustees' compensation                                              2,033
    Shareholder servicing agent fee                                    14,380
    Printing                                                           65,001
    Auditing fees                                                      29,156
    Custodian fee                                                      17,940
    Amortization of organization expenses                               1,842
    Legal fees                                                          1,421
    Miscellaneous                                                      37,062
                                                                   ----------
      Total expenses                                               $  483,097
    Fees paid indirectly                                               (1,120)
    Reduction of expenses by investment adviser                       (62,962)
                                                                   ----------
      Net expenses                                                 $  419,015
                                                                   ----------
        Net investment loss                                        $  (31,458)
                                                                   ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $  504,626
    Foreign currency transactions                                      (1,029)
                                                                   ----------
      Net realized gain on investments and foreign currency
        transactions                                               $  503,597
                                                                   ----------
  Change in unrealized appreciation on investments                 $1,810,131
                                                                   ----------
    Net realized and unrealized gain on investments and
      foreign currency                                             $2,313,728
                                                                   ----------
      Increase in net assets from operations                       $2,282,270
                                                                   ==========

See notes to financial statements

Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------
                                                                                Year Ended            Period Ended
                                                                         December 31, 1996      December 31, 1995*
------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                                $    (31,458)            $       877
  Net realized gain on investments and foreign currency transactions               503,597                  81,576
  Net unrealized gain on investments                                             1,810,131                 173,719
                                                                              ------------             -----------
    Increase in net assets from operations                                    $  2,282,270             $   256,172
                                                                              ------------             -----------
Distributions declared to shareholders -
  From net investment income                                                  $   --                   $      (877)
  From net realized gain on investments and foreign currency transactions         (503,597)                (81,576)
  In excess of net investment income                                             --                           (283)
  In excess of net realized gain on investments and foreign currency
    transactions                                                                  (374,343)               --
  Tax return of capital                                                          --                        (21,847)
                                                                              ------------             -----------
      Total distributions declared to shareholders                            $   (877,940)            $  (104,583)
                                                                              ------------             -----------
Series share (principal) transactions -
  Net proceeds from sale of shares                                            $149,594,616             $ 5,564,342
  Net asset value of shares issued to shareholders in reinvestment of
    distributions                                                                  877,940                 104,583
  Cost of shares reacquired                                                    (50,789,212)             (1,960,484)
                                                                              ------------             -----------
    Increase in net assets from Series share transactions                     $ 99,683,344             $ 3,708,441
                                                                              ------------             -----------
      Total increase in net assets                                            $101,087,674             $ 3,860,030
Net assets:
  At beginning of period                                                         3,868,630                   8,600
                                                                              ------------             -----------
  At end of period                                                            $104,956,304             $ 3,868,630
                                                                              ============             ===========

*For the period from the commencement of investment operations, July 24, 1995 to December 31, 1995.

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------
                                                                             Year Ended        Period Ended
                                                                      December 31, 1996  December 31, 1995*
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                           $11.41              $10.00
                                                                                ------              ------
Income from investment operations# -
  Net investment income (loss)(S)                                               $(0.01)             $ 0.01
  Net realized and unrealized gain on investments and foreign currency
    transactions                                                                  1.95                1.74
                                                                                ------              ------
    Total from investment operations                                            $ 1.94              $ 1.75
                                                                                ------              ------
Less distributions declared to shareholders -
  From net investment income                                                    $ --                $(0.01)
  From net realized gain on investments and foreign currency
    transactions                                                                 (0.06)              (0.26)
  In excess of net realized gain on investments and foreign currency
    transactions                                                                 (0.05)               --
  Tax return of capital                                                           --                 (0.07)
                                                                                ------              ------
    Total distributions declared to shareholders                                $(0.11)             $(0.34)
                                                                                ------              ------
Net asset value - end of period                                                 $13.24              $11.41
                                                                                ======              ======
Total return                                                                    17.02%              17.41%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                       1.00%               1.00%+
  Net investment income (loss)                                                 (0.08)%               0.10%+
Portfolio turnover                                                                 96%                 73%
Average commission rate###                                                     $0.0401               --
Net assets at end of period (000 omitted)                                     $104,956              $3,869

  *For the period from the commencement of investment operations, July 24, 1995 to December 31, 1995.
  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
###Average commission rate is calculated for Series' with fiscal years beginning on or after September 1, 1995.
(S)The adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:
   Net investment loss                                                          $(0.03)             $(0.18)
   Ratios (to average net assets):
     Expenses                                                                    1.16%               2.91%+
     Net investment loss                                                       (0.23)%             (1.78)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Emerging Growth Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following 12 series: MFS Bond Series, MFS Emerging Growth Series, MFS Growth with Income Series, MFS High Income Series, MFS Limited Maturity Series, MFS Money Market Series, MFS Research Series, MFS Strategic Fixed Income Series, MFS Total Return Series, MFS Utilities Series, MFS Value Series, and MFS World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1996 there were 31 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sales prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custodian bank calculates its fee based on the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. The Series expects to pass through to shareholders foreign income taxes paid. The election increases the taxable distributions of the Series by the amount of foreign taxes paid. An individual shareholder who itemizes deductions, or a corporate shareholder, will be able to claim an offsetting deduction or tax credit (but not both) on their federal income tax returns. Individuals who do not itemize deductions may claim a foreign tax credit but not a deduction. The foreign source income is considered passive income for the purpose of computing the foreign tax credit limitations. Distributions to shareholders are recorded on the ex-dividend date.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1996, $46,635 was reclassified from accumulated net realized loss on investments and foreign currency transactions and $15,177 and $31,458 were reclassified to paid-in capital and accumulated net investment loss, respectively, due to differences between book and tax accounting for reclass of net operating loss and currency transactions. This change had no effect on the net assets or net asset value per share. At December 31, 1996, accumulated net realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for wash sales.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. Under a temporary expense limitation agreement with MFS, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees, which exceed 0.25% of the Series' average daily net assets. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of the Series' average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1996, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $78,621, including $62,962 incurred in the current year.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $128,473,774 and $35,416,621, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $115,931,082
                                                                 ============
Gross unrealized appreciation                                    $  6,064,316
Gross unrealized depreciation                                      (4,080,466)
                                                                 ------------
  Net unrealized appreciation                                    $  1,983,850
                                                                 ============

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                         Year Ended                          Period Ended
                                         December 31, 1996                   December 31, 1995*
                                         ----------------------------------  -------------------------------
                                                 Shares             Amount         Shares            Amount
------------------------------------------------------------------------------------------------------------
Shares sold                                  11,363,299       $149,594,616        501,081       $ 5,564,342
Shares issued to shareholders in
 reinvestment of distributions                   66,160            877,940          9,255           104,583
Shares reacquired                            (3,839,801)       (50,789,212)      (172,174)       (1,960,484)
                                             ----------       ------------        -------       -----------
  Net increase                                7,589,658       $ 99,683,344        338,162       $ 3,708,441
                                             ==========       ============        =======       ===========

*For the period from the commencement of investment operations, July 24, 1995 to December 31, 1995.

(6) Line of Credit
The Series entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1996 was $504.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Emerging Growth Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Emerging Growth Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from July 24, 1995 (the commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Emerging Growth Series at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 7, 1997

                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                                                  VEG 2/97 16.5M